Dreyfus Global Sustainability Fund A Series of Dreyfus Opportunity Funds
Summary Prospectus March 1, 2012
Class Ticker A DGYAX C DGYCX I DGYIX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the statement of additional information and most recent reports to shareholders, online at www.dreyfus.com/funddocuments. You can also get this information at no cost by calling 1-800-DREYFUS or by sending an e-mail request to info@dreyfus.com. The fund's prospectus and statement of additional information, dated March 1, 2012 and May 1, 2011, respectively (each as revised or supplemented), are incorporated by reference into this summary prospectus.

Investment Objective

The fund seeks capital growth.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds. More information about these and other discounts is available from your financial professional and in the Shareholder Guide section on page 9 of the Prospectus and in the How to Buy Shares section and the Additional Information About How to Buy Shares section on page II-1 and page III-1, respectively, of the fund's Statement of Additional Information. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	none	none
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none	1.00	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management fees	.50	.50	.50
Rule 12b-1 fees	none	.75	none
Other expenses	2.89	2.90	2.55
Total annual fund operating expenses	3.39	4.15	3.05
Fee waiver and/or expense reimbursement*	(2.29)	(2.30)	(2.20)
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.10	1.85	.85

* The Dreyfus Corporation has contractually agreed, until March 1, 2013, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.85%. On or after March 1, 2013, The Dreyfus Corporation may terminate this expense waiver at any time.

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Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense waiver/reimbursement by The Dreyfus Corporation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$681	$1,355	$2,052	$3,894
Class C	$288	$1,051	$1,930	$4,191
Class I	$87	$735	$1,408	$3,209

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$681	$1,355	$2,052	$3,894
Class C	$188	$1,051	$1,930	$4,191
Class I	$87	$735	$1,408	$3,209

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 69.32% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests primarily in the stocks of companies that have sustainable operating practices and/or produce sustainable products or services and that meet certain fundamental investment criteria. The fund's investments are focused among the major developed markets of the world, such as the United States, Canada, Japan, Australia, Hong Kong and Western Europe. The fund, however, may invest up to 20% of its assets in emerging markets, but will not invest more than 10% of its assets in any one emerging market country. The fund ordinarily invests in the stocks of companies in at least three countries, and, at times, may invest a substantial portion of its assets in the stocks of companies in a single country. The fund may invest in the stocks of companies of any market capitalization, although it focuses on large capitalization companies (generally, with market capitalizations of $5 billion or more at the time of purchase).

The fund's investable universe includes the companies comprising the Dow Jones Sustainability World Index ("DJSI World"), the fund's benchmark, and companies not included in the DJSI World that meet the fund's sustainability criteria. DJSI World tracks the performance of the largest companies in the Dow Jones Wilshire Global Index assessed to be leaders in corporate sustainability.

The portfolio managers generally use publicly available information, including reports prepared by "watchdog" groups and governmental agencies, as well as information obtained from research vendors, the media and the companies themselves, to assist them in determining whether a company not included in the DJSI World meets the fund's sustainability criteria. The portfolio managers use a proprietary model to rank stocks within geographic regions, countries and economic sectors based on several characteristics, including value, growth and financial profile. The fund's portfolio managers then select the stocks that meet the fund's sustainability criteria and investment criteria. The fund's investment process is designed to provide investors with investment exposure to region, country, sector and industry characteristics generally similar to those of the DJSI World.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general weakness in the stock market or because of factors that affect the company or its particular industry.

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• Large cap stock risk. To the extent the fund invests in large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

• Investment strategy risk. The fund's sustainability investment criteria may limit the number of investment opportunities available to the fund, and, as a result, at times the fund's returns may be lower than those of funds that are not subject to such special investment considerations.

• Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

• Foreign investment risk. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. To the extent the fund's investments are concentrated in one or a limited number of foreign countries, the fund's performance could be more volatile than that of more geographically diversified funds.

• Emerging market risk. The securities of issuers located in emerging markets tend to be more volatile and less liquid than securities of issuers located in more mature economies, and emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price.

• Liquidity risk. When there is little or no active trading market for a security, the fund may not be able to sell the security in a timely manner at its perceived value, which could cause the fund's share price to fall. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class A shares from year to year. The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance. The fund's past performance (before and after taxes) is no guarantee of future results. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%) Class A Shares
Best Quarter Q2, 2009: 22.43% Worst Quarter Q3, 2011: -20.79%

After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

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Average Annual Total Returns (as of 12/31/11)
Share Class	1 Year	Since Inception (12/15/08)
Class A returns before taxes	-13.79%	5.63%
Class A returns after taxes on distributions	-15.27%	4.24%
Class A returns after taxes on distributions and sale of fund shares	-7.69%	4.76%
Class C returns before taxes	-9.98%	6.90%
Class I returns before taxes	-8.26%	7.96%
DJSI World reflects no deduction for fees, expenses or taxes*	-7.88%	11.01%
*For comparative purpose, the value of the index on 11/30/08 is used as the beginning value on 12/15/08.
Portfolio Management

The fund's investment adviser is The Dreyfus Corporation, which has engaged its affiliate, Mellon Capital Management Corporation (Mellon Capital), to serve as the fund's sub-investment adviser. Investment decisions for the fund are made by the Active Equity Team of Mellon Capital. The team members are Jocelin A. Reed, CFA, C. Wesley Boggs, Warren Chiang, CFA, and Ronald Gala, CFA, each of whom serves as portfolio manager of the fund. The team has managed the fund since April 2011. Ms. Reed has been a primary portfolio manager of the fund since the fund's inception. Ms. Reed is a director and senior portfolio manager at Mellon Capital. Mr. Boggs is a vice president and senior portfolio manager at Mellon Capital. Mr. Chiang is a managing director of active equity strategies at Mellon Capital. Mr. Gala is a director and senior portfolio manager at Mellon Capital. There are no limitations on the role of a team member with respect to making investment decisions for the fund.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com. You may also mail your request to sell shares to The Dreyfus Family of Funds, P.O. Box 55268, Boston MA 02205-5268.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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